UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: May 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

FORM N-Q

May 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited)	May 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 55.5%
Argentina - 4.7%
Republic of Argentina	7.820%	12/31/33	191,676	EUR	$198,605	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,769,294		1,561,402
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	580,623	EUR	121,576	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	174,522	ARS	7,112	(a)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,000		880	(a)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		173,670
Republic of Argentina, Senior Bonds	7.000%	10/3/15	725,000		703,975
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	48,381
Republic of Argentina, Senior Notes	8.750%	6/2/17	907,758		941,799

Total Argentina					3,757,400

Brazil - 3.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	799,000	BRL	479,283
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,295,000	BRL	1,315,822
Federative Republic of Brazil	7.125%	1/20/37	105,000		128,100
Federative Republic of Brazil	11.000%	8/17/40	420,000		575,610
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	155,556		187,445

Total Brazil					2,686,260

Chile - 0.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		192,545	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	110,000		106,179	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	260,000		260,000

Total Chile					558,724

Colombia - 4.3%
Republic of Colombia	7.375%	9/18/37	402,000		505,515
Republic of Colombia, Senior Bonds	6.125%	1/18/41	1,220,000		1,329,800
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,280,000		1,588,480

Total Colombia					3,423,795

Hungary - 1.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	430,000		456,250
Republic of Hungary, Senior Notes	6.375%	3/29/21	400,000		420,032

Total Hungary					876,282

India - 0.2%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000		200,243	(a)(b)

Indonesia - 3.0%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	10.750%	5/17/16	6,749,000,000	IDR	919,186	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		122,063	(b)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	650,000		715,812	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	205,648
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		424,884	(b)

Total Indonesia					2,387,593

Malaysia - 1.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,720,000	MYR	1,254,444
Government of Malaysia, Senior Bonds	4.262%	9/15/16	110,000	MYR	37,708

Total Malaysia					1,292,152

Mexico - 4.9%
Mexican Bonos, Bonds	8.000%	6/11/20	25,692,900	MXN	2,410,349
United Mexican States	8.125%	12/30/19	100,000		136,500
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	244,097
United Mexican States, Medium-Term Notes	6.050%	1/11/40	140,000		149,310
United Mexican States, Senior Notes	5.950%	3/19/19	415,000		476,420

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	May 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico - continued
United Mexican States, Senior Notes	5.125%	1/15/20	450,000		$486,000

Total Mexico					3,902,676

Panama - 1.8%
Republic of Panama	7.250%	3/15/15	179,000		210,594
Republic of Panama	9.375%	4/1/29	177,000		261,075
Republic of Panama	6.700%	1/26/36	800,000		938,000

Total Panama					1,409,669

Peru - 3.5%
Republic of Peru	8.750%	11/21/33	1,167,000		1,591,204
Republic of Peru, Bonds	7.840%	8/12/20	1,156,000	PEN	452,817
Republic of Peru, Bonds	6.550%	3/14/37	208,000		230,360
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		182,250
Republic of Peru, Senior Notes	7.125%	3/30/19	245,000		294,613

Total Peru					2,751,244

Poland - 3.8%
Republic of Poland, Bonds	5.500%	4/25/15	5,415,000	PLN	1,978,816
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		309,101
Republic of Poland, Senior Notes	5.125%	4/21/21	740,000		770,525

Total Poland					3,058,442

Russia - 6.7%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		138,775	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		137,977	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,248,880		5,016,355	(b)

Total Russia					5,293,107

Turkey - 8.0%
Republic of Turkey, Notes	6.750%	5/30/40	1,260,000		1,368,675
Republic of Turkey, Senior Bonds	5.625%	3/30/21	2,010,000		2,118,038
Republic of Turkey, Senior Notes	7.500%	7/14/17	660,000		779,625
Republic of Turkey, Senior Notes	7.500%	11/7/19	670,000		798,975
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000		1,267,435

Total Turkey					6,332,748

Venezuela - 7.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,326,000		3,233,685	(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000		50,261
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,560,000		1,115,400
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,645,000		1,811,825	(b)

Total Venezuela					6,211,171

TOTAL SOVEREIGN BONDS (Cost - $42,900,872)					44,141,506

CORPORATE BONDS & NOTES - 37.1%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	150,000		161,100	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	840,000		918,036
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000		311,175

TOTAL CONSUMER DISCRETIONARY					1,390,311

CONSUMER STAPLES - 0.5%
Personal Products - 0.5%
Hypermarcas SA, Notes	6.500%	4/20/21	370,000		370,925	(b)

ENERGY - 15.3%
Oil, Gas & Consumable Fuels - 15.3%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	323,015		352,737	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	500,000		595,625
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000		444,500	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	May 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	$356,915	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	100,000	126,000	(b)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	130,000	161,037	(b)
KazMunayGaz National Co., Notes	7.000%	5/5/20	100,000	112,119	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	361,350	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	330,000	353,100	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	100,000	112,410	(b)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	92,290	100,782	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	425,800	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	337,000	361,298	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000	203,699	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,198,000	1,255,484
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	102,814
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	535,000	580,729
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	320,000	342,090
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	196,800
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	381,325
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,050,000	1,096,885
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	300,000	364,950	(b)
Petronas Capital Ltd.	5.250%	8/12/19	650,000	708,608	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	650,000	706,230	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	450,000	445,500	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	400,000	459,126	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	250,000	238,467	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	130,000	148,200	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	113,955	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	800,000	930,000	(b)

TOTAL ENERGY				12,138,535

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	50,000	50,375	(a)(b)

INDUSTRIALS - 1.5%
Building Products - 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	179,000	201,823	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	300,000	330,360	(b)

Total Building Products				532,183

Construction & Engineering - 0.7%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	300,000	331,500	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	221,000	(b)

Total Construction & Engineering				552,500

Industrial Conglomerates - 0.2%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	160,000	152,872	(b)

TOTAL INDUSTRIALS				1,237,555

MATERIALS - 9.0%
Chemicals - 0.6%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	450,000	452,250	(b)

Containers & Packaging - 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	380,000	379,050	(b)

Metals & Mining - 6.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	300,000	321,000	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	107,000	(b)
Evraz Group SA, Notes	8.250%	11/10/15	100,000	112,250	(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,105,000	1,117,321	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	250,000	290,000	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	62,249
Southern Copper Corp., Senior Notes	6.750%	4/16/40	270,000	275,513
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	399,281
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,426,000	1,573,876

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	May 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	200,000	$217,000	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	151,900	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	290,000	292,175	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	420,000	467,250	(b)

Total Metals & Mining				5,386,815

Paper & Forest Products - 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	305,000	353,797
Empresas CMPC SA, Notes	4.750%	1/19/18	230,000	231,313	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	140,000	156,044	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	160,000	171,000	(b)

Total Paper & Forest Products				912,154

TOTAL MATERIALS				7,130,269

TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	335,000	323,275	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	48,125	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,487,000	1,483,282	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	200,000	195,247	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	230,000	226,826	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	610,000	678,430	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	209,318	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	262,465	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	200,000	231,750	(b)

Total Diversified Telecommunication Services				3,658,718

Wireless Telecommunication Services - 2.3%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	200,000	223,760	(b)
True Move Co., Ltd.	10.750%	12/16/13	100,000	109,500	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	1,380,000	1,511,100	(b)

Total Wireless Telecommunication Services				1,844,360

TOTAL TELECOMMUNICATION SERVICES				5,503,078

UTILITIES - 2.1%
Electric Utilities - 0.9%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	147,550	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	480,000	562,800	(b)

Total Electric Utilities				710,350

Independent Power Producers & Energy Traders - 0.5%
Colbun SA, Senior Notes	6.000%	1/21/20	300,000	317,466	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	105,928	(b)

Total Independent Power Producers & Energy Traders				423,394

Multi-Utilities - 0.7%
E-CL SA, Notes	5.625%	1/15/21	260,000	270,258	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	220,000	255,750	(b)

Total Multi-Utilities				526,008

TOTAL UTILITIES				1,659,752

TOTAL CORPORATE BONDS & NOTES (Cost - $28,402,315)				29,480,800

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost - $71,303,187)				73,622,306

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	May 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS - 5.9%
U.S. Government Agencies - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost-$29,978)	0.120%	1/10/12	30,000	$29,980	(d)(e)

Repurchase Agreements - 5.9%
Morgan Stanley tri-party repurchase agreement dated 5/31/11; Proceeds at maturity - $4,669,012; (Fully collateralized by U.S. Government agency obligations, 1.750% due 8/22/12; Market value - $4,763,976) (Cost - $4,669,000)	0.090%	6/1/11	4,669,000	4,669,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,698,978)				4,698,980

TOTAL INVESTMENTS - 98.5% (Cost - $76,002,165#)				78,321,286
Other Assets in Excess of Liabilities - 1.5%				1,214,146

TOTAL NET ASSETS - 100.0%				$79,535,432

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Rate shown represents yield-to-maturity.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	May 31, 2011

Summary of Investments by Country **

Russia	13.6%
Mexico	12.8
Brazil	12.2
Turkey	8.1
Venezuela	7.9
Argentina	5.5
Colombia	5.5
Indonesia	4.6
Poland	3.9
Malaysia	3.5
Peru	3.5
Chile	2.3
Thailand	2.1
India	2.0
Panama	1.8
Kazakhstan	1.5
Hungary	1.1
Qatar	0.8
United Arab Emirates	0.6
Trinidad & Tobago	0.5
China	0.2
Short-Term Investments	6.0

100%

**	As a percentage of total investments. Please note that Fund holdings are as of May 31, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$44,141,506	—	$44,141,506
Corporate bonds & notes	—	29,480,800	—	29,480,800

Total long-term investments	—	$73,622,306	—	$73,622,306

Short-term investments†	—	4,698,980	—	4,698,980

Total investments	—	$78,321,286	—	$78,321,286

Other financial instruments:
Futures contracts	$10,044	—	—	$10,044
Forward foreign currency contracts	—	$53,436	—	53,436
Interest rate swaps	—	897	—	897

Total other financial instruments	$10,044	$54,333	—	$64,377

Total	$10,044	$78,375,619	—	$78,385,663

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVE 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$17,843	—	$17,843

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period

Notes to Schedule of Investments (unaudited) (continued)

of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $17,843. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,706,400
Gross unrealized depreciation	(387,279)

Net unrealized appreciation	$2,319,121

At May 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	8	9/11	$970,831	$980,875	$10,044

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	2,438,830	$1,522,211	8/15/11	$35,210
Russian Ruble	Citibank, N.A.	17,055,893	608,965	6/15/11	1,345
Russian Ruble	Citibank, N.A.	5,520,524	197,105	6/15/11	365
Russian Ruble	Citibank, N.A.	5,413,449	193,282	6/15/11	(818)
Russian Ruble	JPMorgan Chase & Co.	8,865,000	316,516	6/15/11	16,516
Russian Ruble	JPMorgan Chase & Co.	4,640,601	165,688	6/15/11	(4,422)

					48,196

Contracts to Sell:
Euro	Citibank, N.A.	190,212	273,654	6/15/11	(2,802)
Euro	JPMorgan Chase & Co.	62,112	89,359	6/15/11	(420)
Euro	JPMorgan Chase & Co.	62,957	90,575	6/15/11	(1,289)
Euro	JPMorgan Chase & Co.	308,082	443,231	6/15/11	(3,804)
Euro	JPMorgan Chase & Co.	1,464,730	2,107,274	6/15/11	(4,288)

					(12,603)

Net unrealized gain on open forward foreign currency contracts					$35,593

Notes to Schedule of Investments (unaudited) (continued)

At May 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT †	TERMINATION DATE	PAYMENTS MADE BY THE FUND		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse	260,146 BRL	1/2/12	BRL-CDI	[1]	10.560%	—	$504	[2]
Credit Suisse	408,489 BRL	1/2/12	BRL-CDI	[1]	10.510%	—	393	[2]

Total	668,635 BRL					—	$897

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentage shown is an annual percentage rate.

[1]	Based on the Overnight Brazilian Interbank Deposit Rate. As of May 31, 2011, the Brazilian CETIP Interbank Deposit (CDI) rate was 11.85%.

[2]	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$10,044	—	—	—	$897	$10,941
Foreign Exchange Contracts	—	—	$53,436	$(17,843)	—	35,593

Total	$10,044	—	$53,436	$(17,843)	$897	$46,534

During the period ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Futures contracts (to buy)	$963,656
Forward foreign currency contracts (to buy)	1,784,051
Forward foreign currency contracts (to sell)	1,647,261

	Average Notional Balance
Interest rate swap contracts	668,635	BRL

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	July 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	July 22, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	July 22, 2011